UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2026

Processa Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39531	45-1539785
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 21st Street, Suite 300
Vero Beach, FL 32960
(Address of principal executive offices, including zip code)

(772) 453-2899
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PCSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Amendment No. 1 on Form  8-K/A (this “Amendment No. 1”) amends the Current Report on Form 8-K filed by Processa Pharmaceuticals, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on July 29, 2026 (the “Original Filing”), in which the Company reported, among other events, the completion of the acquisition of Vidya Therapeutics, Inc., a Delaware corporation (“Vidya”). This Amendment No. 1 is filed to (i) update the information in Item 9.01(a) of the Original Report to include the audited financial statements of Vidya as of and for the years ended December 31, 2025 and 2024 and the unaudited interim condensed consolidated financial statements of Vidya as of and for the six months ended June 30, 2026 and 2025; and (ii) update the information in Item 9.01(b) of the Original Report to include the unaudited pro forma condensed consolidated financial information of the Company as of and for the six months ended June 30, 2026 and the year ended December 31, 2025. The financial statements have been presented for Vidya, which was the entity that held all of the assets acquired. Additionally, this Amendment No. 1 is filed to incorporate by reference business and risk factor information of Vidya. This Amendment No. 1 does not amend any other item of the Original Report.

Capitalized terms used but not defined herein have the meanings given to them in the Original Report.

In accordance with Rule 12b-15 of the Securities Exchange Act of 1934, as amended, the complete text of Item 9.01 (as amended) is included herein.

Item 8.01.	Other Events

The information set forth in the “Business Section of the Company” reflecting the business of the Company following the acquisition of Vidya is attached hereto as Exhibit 99.3 and incorporated herein by reference.

The information regarding the risks associated with the business and operations of the Company following the acquisition of Vidya set forth in the “Risk Factors of the Company” is attached hereto as Exhibit 99.4 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial statements of business acquired

The audited financial statements of Vidya as of and for the years ended December 31, 2025 and 2024 and the related notes thereto are attached hereto as Exhibit 99.5 and incorporated herein by reference.

The unaudited interim condensed consolidated financial statements of Vidya as of and for the six months ended June 30, 2026 and 2025 and the related notes thereto are attached hereto as Exhibit 99.6 and incorporated herein by reference.

(b)	Pro forma financial information

The unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2026 and the year ended December 31, 2025 is attached hereto as Exhibit 99.7 and incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description

2.1*
Agreement and Plan of Merger, dated July 28, 2026, by and among Processa Pharmaceuticals, Inc., Venus Merger Sub I, Inc., Venus Merger Sub II, LLC and Vidya Therapeutics, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 001-39531), filed with the SEC on July 29, 2026)

3.1
Certificate of Designation of Series A Non-Voting Convertible Preferred Stock (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K (File No. 001-39531), filed with the SEC on July 29, 2026)

10.1*
Form of Securities Purchase Agreement, dated as of July 28, 2026, by and among Processa Pharmaceuticals, Inc. and each investor listed on Exhibit A thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-39531), filed with the SEC on July 29, 2026)

10.2
Form of Registration Rights Agreement, by and among Processa Pharmaceuticals, Inc. and the investors signatory thereto (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 001-39531), filed with the SEC on July 29, 2026)

23.1	Consent of Cherry Bekaert LLP, Independent Registered Public Accounting Firm

99.1	Press Release issued on July 29, 2026 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K (File No. 001-39531), filed with the SEC on July 29, 2026)

99.2	Investor Presentation, dated July 29, 2026 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K (File No. 001-39531), filed with the SEC on July 29, 2026)

99.3	Business Section of the Company

99.4	Risk Factors of the Company

99.5	Audited Financial Statements of Vidya Therapeutics, Inc. as of and for the year ended December 31, 2025 and 2024 and the related notes thereto.

99.6	Unaudited Interim Condensed Consolidated Financial Statements of Vidya Therapeutics, Inc. as of and for the six months ended June 30, 2026 and 2025 and the related notes

99.7	Unaudited Pro Forma Condensed Combined Financial Information of the Company as of and for the six months ended June 30, 2026 and the year ended December 31, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*
Certain schedules and attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to provide, on a supplemental basis, a copy of any omitted schedules and attachments to the Securities and Exchange Commission or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Processa Pharmaceuticals, Inc.

Date: October 5, 2026	By:	/s/ Russell Skibsted
	Name:	Russell Skibsted
	Title:	Chief Financial Officer